Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST 1993-1

KEY PERFORMANCE FACTORS
December, 1997

Scheduled Maturity                                      9/15/98


Coupon                                                  6.4250%


Excess Protection Level
   3 Month Average  6.93%
     December, 1997  6.57%
     November, 1997  6.81%
     October, 1997  7.42%



Cash Yield                                              20.55%


Investor Charge Offs                                    5.34%


Base Rate                                               8.64%


Over 35 Day Delinquency                                 5.35%


Seller's Interest                                       23.61%


Total Payment Rate                                      10.33%


Total Principal Balance                                $5,623,463,908.63


Investor Participation Amount                          $562,500,000.00


Seller Participation Amount                            $1,327,630,575.35